UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 As previously announced by Trevena, Inc. (the “Company”), Maxine Gowen, Ph.D., retired as the Company’s President and Chief Executive Officer, effective as of October 1, 2018.  On September 27, 2018, Adam M. Koppel, M.D., Ph.D., provided the Company with notice of his resignation from the Board of Directors of the Company (the “Board”), effective as October 1, 2018.  At the time of his resignation, Dr. Koppel also was serving on the Audit Committee of the Board.  Dr. Koppel indicated in his letter to the Company that his decision to resign was based solely on personal reasons, and not due to any disagreement with the Company or concerns relating to the Company’s operations, policies, or practices.

(c)                                  As previously announced by the Company, on September 27, 2018, the Board appointed Carrie L. Bourdow, previously the Company’s Executive Vice President and Chief Operating Officer, to the position of President and Chief Executive Officer, effective as of October 1, 2018.  As a result of her appointment as President and Chief Executive Officer, Ms. Bourdow’s annual base salary was increased to $500,000 and her target cash incentive opportunity was increased to 60 percent of her annual base salary.  She also received a stock option award of 335,000 shares, which will vest 1/16th per quarter on each three-month anniversary of the grant date.  A copy of Ms. Bourdow’s employment agreement has been filed as Exhibit 10.1 to this Form 8-K and is incorporated into this Item 5.02(c) by reference.

(d)                                 On September 27, 2018, the Board appointed Scott Braunstein, M.D., as a director of the Company, having increased the size of the board to nine members as of such date.  Dr. Braunstein will serve as a Class II member of the Board and also will serve on the Audit Committee of the Board, filling the vacancy resulting from Dr. Koppel’s resignation.  The terms of the Class II directors expire at the 2019 Annual Meeting of Stockholders.

Dr. Braunstein currently is an Operating Partner at Aisling Capital, where he has served since 2015.  From 2015 to 2018, Dr. Braunstein also served as Chief Operating Officer, SVP Of Corporate Strategy, and Chief Strategy Officer at Pacira Pharmaceuticals, Inc., a specialty pharmaceutical company. From 2014 to 2015, Dr. Braunstein served as a healthcare portfolio manager at Everpoint Asset Management.  For twelve years prior to joining Everpoint, Dr. Braunstein was with J.P. Morgan Asset Management as a healthcare analyst and managing director in the U.S. Equity team and served as the portfolio manager for the J P Morgan Global Healthcare fund.  Dr. Braunstein was responsible for managing investments in pharmaceuticals, biotechnology, and medical devices. Dr. Braunstein is currently Chairman of the Board of Directors for ArTara Therapeutics, Inc., and is a member of the Board of Directors of Esperion Therapeutics, Inc., Marinus Pharmaceuticals, Inc., SiteOne Therapeutics, Inc., and Ziopharm Oncology, Inc.  Dr. Braunstein began his career as a practicing physician at the Summit Medical Group and as Assistant Clinical Professor at Albert Einstein College of Medicine and Columbia University Medical Center.  He earned his medical degree from the Albert Einstein College of Medicine.

Dr. Braunstein will participate in Trevena’s non-employee director compensation program, as described on pages 19 through 20 of Trevena’s proxy statement for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2018.  A description of the non-employee director compensation program also is contained within Exhibit 10.2, as referenced below and incorporated in this Item 5.02(d) by reference.

Dr. Braunstein and the Company also entered into an indemnity agreement requiring the Company to indemnify him to the fullest extent permitted under Delaware law with respect to his service as a director.  The indemnity agreement is in the form entered into with the Company’s other directors, which was previously filed with the Company’s Registration Statement on Form S-1 on October 9, 2013.

There is no arrangement or understanding between Dr. Braunstein and any other person pursuant to which Dr. Braunstein was appointed as a director.  The Board has determined that Dr. Braunstein is an independent director in accordance with applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market.

On September 27, 2018, the Board also appointed Carrie L. Bourdow as a director of the Company, effective as of October 1, 2018.  Ms. Bourdow will serve as a Class I member of the Board.  The terms of the Class I directors expire at the 2020 Annual Meeting of Stockholders.

A copy of the Company’s press release announcing the appointments of Ms. Bourdow and Dr. Braunstein, the retirement of Dr. Gowen, and the resignation of Dr. Koppel is attached to this report as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                       Exhibits

Number	Description
10.1	Executive Employment Agreement dated as of October 1, 2018 by and between Trevena, Inc. and Carrie L. Bourdow

10.2

Trevena, Inc. Non-Employee Director Compensation Policy, effective as of February 28, 2018 (incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K, filed with the SEC on March 2, 2018)

10.3

Form of Indemnity Agreement with executives and directors (incorporated by reference to Exhibit 10.16 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-191643), originally filed with the SEC on October 29, 2013).

99.1	Press release dated as of October 1, 2018

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Employment Agreement dated as of October 1, 2018 by and between Trevena, Inc. and Carrie L. Bourdow

10.2

Trevena, Inc. Non-Employee Director Compensation Policy, effective as of February 28, 2018 (incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K, filed with the SEC on March 2, 2018)

10.3

Form of Indemnity Agreement with executives and directors (incorporated by reference to Exhibit 10.16 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-191643), originally filed with the SEC on October 29, 2013).

99.1	Press release dated as of October 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: October 1, 2018	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel and Chief Administrative Officer